SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): November 26, 2001
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                        Millennium Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-28494                 04-3177038
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(State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)



                75 Sidney Street, Cambridge, Massachusetts 02139
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    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 679-7000
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                                 Not Applicable
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          (Former name or former address if changed since last report)




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ITEM 5.  OTHER EVENTS

         On November 26, 2001, Millennium Pharmaceuticals, Inc. (the "Company") issued a press release to announce that it has entered into an agreement with XOMA Ltd. ("XOMA") to collaborate in the development of two of the Company's biotherapeutic agents: CAB-2 and LDP-01 for certain vascular inflammation indications. Under an investment agreement, the Company committed to purchase up to $50 million of XOMA common shares over the next three years, through a combination of convertible debt and equity at then prevailing market prices. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         See Exhibit Index attached hereto.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



November 26, 2001                     MILLENNIUM PHARMACEUTICALS, INC.

                                      By: /s/ JOHN B. DOUGLAS III
                                      John B. Douglas III
                                      Senior Vice President and General Counsel



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




                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION

99.1                       Press Release dated November 26, 2001



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